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                                                                   EXHIBIT 10.18


                             STOCKHOLDERS AGREEMENT


         This Stockholders Agreement (this "AGREEMENT") dated as of August 18, 1998, is by and among (i) Art Technology Group, Inc., a Delaware corporation (the "COMPANY"), (ii) Tudor Private Equity Fund, L.P., Raptor Global Fund, L.P., Raptor Global Fund, Ltd. and Affiliates of the foregoing who become parties to this Agreement by executing a Supplemental Agreement (collectively, "TUDOR PARTIES"), (iii) persons who are Bain Affiliates and who become parties to this Agreement by executing a Supplemental Agreement (collectively, "BAIN PARTIES") and persons (other than Tudor Parties and Bain Parties) who become parties to this Agreement by executing a Supplemental Agreement, (iv) the persons listed on
SCHEDULE 1 hereto (collectively, the "SERIES C STOCKHOLDERS"), (v) SOFTBANK Ventures, Inc., a Japanese corporation (the "SERIES B STOCKHOLDER"), (vi) Mandanjeet Singh and B.U. Chung (collectively, the "SERIES A STOCKHOLDERS"),
(vii) Mahendrajeet Singh and Joseph Chung (individually, a "FOUNDER" and collectively, the "FOUNDERS") and (viii) each other person who becomes a party to this Agreement by executing an Instrument of Accession in the form of
SCHEDULE 2 hereto. Capitalized terms used and not otherwise defined upon first usage herein have the respective meanings ascribed to them in the Purchase Agreement (as defined below).

         The Persons listed in clauses (ii)-(iii) of the preceding paragraph (including their respective successors and permitted assigns) are sometimes referred to in this Agreement as (individually) a "PURCHASER" or (collectively) the "PURCHASERS." The Persons referred to in clauses (iv) through (vii) of the preceding paragraph (including their respective successors and permitted assigns) are sometimes referred to in this Agreement as (individually) an "EXISTING STOCKHOLDER" or (collectively) the "EXISTING STOCKHOLDERS." The Purchasers and the Existing Stockholders are sometimes referred to in this Agreement as (individually) a "STOCKHOLDER" or (collectively) the "STOCKHOLDERS." Any person who becomes a party to this Agreement by executing an Instrument of Accession in the form of SCHEDULE 2 hereto shall be deemed to be a Stockholder for all purposes hereunder, having the same rights and obligations of the Stockholder whom such party succeeds.

         WHEREAS, the Company and the Purchasers desire to enter into a Series D Senior Participating Convertible Redeemable Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof, pursuant to which the Company will issue and sell certain securities to the Purchasers on the terms and conditions set forth therein;

         WHEREAS, but for the execution and delivery of this Agreement by the Company and the Existing Stockholders, the Purchasers would not be willing to enter into the Purchase Agreement or to consummate the transactions thereby contemplated, which transactions will benefit the Company and the Existing Stockholders of the Company;


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                                       -2-


         WHEREAS, to induce the Purchasers to enter into the Purchase Agreement and to consummate the transactions contemplated thereby, the Company and the Existing Stockholders are willing to enter into this Agreement

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         This Agreement replaces and supercedes in its entirety (i) Articles III and IV and all other provisions related thereto contained in that certain Stockholders Agreement, dated as of December 23, 1996, as amended, by and among the Company, the Founders, the Series A Stockholders, the Series B Stockholder and any other persons listed therein and parties thereto, and (ii) Section 7.2 of the Series B Preferred Stock Purchase Agreement, dated as of December 23, 1996, by and among the Company and the Series B Stockholder, and each of the Stockholders Agreement and such Section 7.2 of the Series B Preferred Stock Purchase Agreement hereby are terminated and shall have no further force and effect.

         1.       VOTING AGREEMENT.

         (a)      AGREEMENT WITH RESPECT TO VOTING.

         (i) For so long as this Agreement remains in effect and any shares of Series D Preferred Stock of the Company remain outstanding, each Stockholder shall vote any and all shares of the Company's capital stock held by him or it from time to time, and shall use his or its best efforts to cause the several members of the Company's board of directors (the "BOARD OF DIRECTORS") to vote, so as to elect members of the Board of Directors, to maintain the membership of the Board of Directors, and to cause the Company to act or abstain from acting, in accordance with all of the provisions of this Agreement.

         (ii) Each Existing Stockholder hereby grants to the Purchasers (acting pursuant to the vote or consent of the Purchasers holding at least a majority of the shares of Common Stock issued or issuable upon conversion of all shares of Series D Preferred Stock sold and purchased pursuant to the Purchase Agreement) an irrevocable proxy and power of attorney, coupled with an interest, to vote all shares of the Company's capital stock held by such Existing Stockholder from time to time solely to the extent necessary to carry out the provisions of this
Section 1 in the event of any breach by such Existing Stockholder of his or her obligations under this Section 1.

         (b) BOARD OF DIRECTORS. The Board of Directors shall be composed of not more than seven (7) directors, elected as follows:

         (i) Up to two (2) of the directors shall be elected by the holders of a majority of the outstanding shares of Series D Preferred Stock, voting separately as a class; one (1) of such directors shall be designated by the Tudor Parties in their sole discretion, initially such director shall be Robert
P. Forlenza, and one (1) of such directors shall be designated by the


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                                       -3-


Bain Parties in their sole discretion, PROVIDED THAT the Bain Parties purchase in the aggregate at least 468,750 shares of Series D Preferred Stock; in the event that the Bain Parties have not purchased at least 468,750 shares of Series D Preferred Stock in the aggregate and, after the date hereof, either (a) the Tudor Parties or persons identified to the Company by a Tudor Entity or (b) GMN Investors II, L.P. (and/or its affiliates) purchase in the aggregate an additional 312,500 shares of Series D Preferred Stock, then the Tudor Parties or GMN Investors II, L.P., as the case may be, shall be entitled to designate the second director in their sole discretion.

         (ii) Two (2) of the directors (each of whom must be members of management of the Company) shall be elected by the holders of a majority of the outstanding shares of Common Stock, voting separately as a class.

         (iii) One (1) of the directors shall be elected by the holders of a majority of the outstanding shares of Series C Preferred Stock, voting separately as a class; initially such director shall be Thomas N.
Matlack.

         (iv) One (1) of the directors shall be elected by the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class, but only until the first date on which there are less than 50,000 shares of Series B Preferred Stock outstanding or the outstanding shares of Series B Preferred Stock represent less than five percent (5%) of the outstanding shares of Common Stock (on a fully diluted basis assuming conversion of all shares of Preferred Stock and exercise of all options, warrants and other rights to acquire capital stock of the Company), in which event such director shall be elected by a majority of the outstanding shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (assuming conversion of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock), voting separately as a class, and which director shall not be a member of management of the Company.

         (v) One (1) of the directors (who shall not be a member of management of the Company) shall be elected by a majority of the outstanding shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (assuming conversion of the Series B Preferred Stock, Series C Preferred Stock and the Series D Preferred Stock), initially, such director shall be Scott A. Jones.

         (vi) Any director elected pursuant to this Section 1(b) may be removed before the expiration of his term of office, with or without cause, and any vacancy caused by the death, incapacity, resignation, removal, or other termination of service of any director, may be filled, by (and only by) the affirmative vote of the holders of at least a majority of the shares of the class or series of capital stock by which such director was elected, voting as a class or series separately from all other classes and series of capital stock.

         (vii) Both of the directors elected by the holders of a majority of the outstanding shares of the Series D Preferred Stock pursuant to Section 1(b)(i) above shall have the right,


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                                       -4-


at all times, to be a member of any audit, compensation, nominating, executive or other committee formed by the Board of Directors of the Company.

         (viii) In the absence of a designation or election of either or both of the two (2) directors pursuant to Section 1(b)(i) above, one representative of each of Tudor Parties and the Bain Parties shall have visitation rights with respect to all meetings of the Board of Directors.

         2.       RESTRICTIONS ON TRANSFER OF SECURITIES.

         (a)      CERTAIN DEFINITIONS.  As used in this Agreement:

         (i) "PERMITTED TRANSFEREE(S)" means, with respect to (a) Stockholders who are natural persons ("INDIVIDUAL STOCKHOLDERS"), such Individual Stockholder's spouse, parents, siblings, children, and grandchildren, and any trust for the benefit of such Individual Stockholders or such Individual Stockholder's spouse, parents, children or grandchildren, and (b) Tudor Parties, any person in Tudor Parties' sole discretion, including, without limitation, its Affiliates or Affiliated Groups (each, as defined in the Purchase Agreement) or any mutual funds or other pooled investment vehicles or entities for which Tudor Parties or its Affiliates or Affiliated Groups serve as a general partner, managing member, investment advisor or in another similar capacity.

         (ii) "TRANSFER" means any sale, pledge, assignment, encumbrance, gift, or other disposition or transfer of shares of Common Stock or other equity securities of the Company (as used in this Agreement, the terms "EQUITY SECURITY" and "EQUITY SECURITIES" include without limitation options, warrants, and other rights to acquire shares of the Company's capital stock, and securities and other instruments that are convertible into or exchangeable for shares of the Company's capital stock, and/or any legal or beneficial interest in any of the foregoing), or any legal or beneficial interest therein, including any tender or transfer in connection with any merger, recapitalization, reclassification, or tender or exchange offer (for all or any part of the Company's equity securities), whether or not the person proposing to make any such transfer votes for any transaction involving any such Transfer.

         (b) GENERAL. No Existing Stockholder shall make, cause or participate in any Transfer, or enter into, consent to, or vote in favor of any transaction that would result in any Transfer by him or her, unless all the provisions of this Agreement that are applicable to such Transfer have been complied with, EXCEPT that (i) any Existing Stockholder may Transfer equity securities of the Company to any Permitted Transferee, if prior to such Transfer to such Permitted Transferee such Permitted Transferee agrees in writing by delivering an Instrument of Accession in the form of SCHEDULE 2 hereto to the Company (naming the Purchasers as intended third-party beneficiaries) to be bound by all of the terms of this Agreement that are applicable to such appropriate transferring Existing Stockholder(s) and (ii) an individual Existing Stockholder may Transfer equity securities of the Company to the Company in accordance with the terms of any repurchase provisions


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                                       -5-


contained in any employment or other agreement between the Company and such individual Existing Stockholder (any such Transfer, a "PERMITTED TRANSFER").

         (c) PROHIBITED TRANSFERS VOID. Any attempted Transfer in violation of the terms of this Agreement shall be ineffective to vest in any purported transferee any right, title, or interest in or to the securities purported to be Transferred, and the Company shall not recognize any such purported transferee as the holder or owner of such securities for any purpose, including without limitation for purposes of exercising voting rights or rights to receive dividends or other distributions in respect of such securities.

         3. CO-SALE RIGHTS AS TO STOCK TRANSFERS (OTHER THAN FOUNDERS
TRANSFERS).

         (a) TRANSFER NOTICE. At least 45 days prior to any proposed Transfer (other than a Permitted Transfer) by an Existing Stockholder (other than a Founder) of any class or series of capital stock of the Company equal to 15% or more of the outstanding shares of Common Stock of the Company (on a fully-diluted basis assuming the conversion or exchange of all outstanding Derivative Securities), in one transaction or in the aggregate as a result of a series of transactions, each such Existing Stockholder (the "TRANSFERRING Stockholder") shall give written notice (the "TRANSFER NOTICE") to the Company and to each of the Purchasers, in accordance with Section 9.2 hereof, setting forth (i) the number and class of equity securities proposed to be transferred or sold by the Transferring Stockholder (the "OFFERED SECURITIES"), (ii) the anticipated date of the proposed Transfer and the names and addresses of the proposed transferees, and (iii) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such Transfer. If one or more Existing Stockholders (other than a Founder) propose to engage in or engages in a series of Transfers involving 15% or more of the outstanding shares of Common Stock of the Company (on a fully-diluted basis assuming conversion or exchange of all outstanding Derivative Securities), then each Existing Stockholder (other than a Founder) proposing to engage or engaging in each transaction in such series will give the Transfer Notice provided for in this Section 3(a) with respect to such transaction, and the co-sale rights provided for in Section 3(b), the Put Rights provided for in Section 3(d) and other rights provided for herein will apply to each such transaction. If a transaction is one of a series of transactions to which this Section 3(a) applies, but one or more transactions in a series have occurred prior to the date of such proposed transaction, the effect of such prior transactions when taken together with the proposed transaction, in the aggregate, involving 15% of the Common Stock of the Company (on a fully-diluted basis assuming conversion or exchange of all Derivative Securities), then each such earlier Transfer by each such prior Transferring Stockholder will be deemed to be a Prohibited Transfer for which the Purchasers shall be entitled to Put Rights as provided for in
Section 3(d). For purposes of complying with this Section 3, the Company will maintain a record of all transactions to which this Agreement applies.

         (b) CO-SALE RIGHTS. Upon the receipt of any Transfer Notice, then subject to all of the provisions of this Section 3, each of the Purchasers may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Stockholder within 30


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                                       -6-


days after the effective date of such Transfer Notice. Each of the Purchasers so electing will be entitled to sell in the contemplated Transfer, at the same price and on the same terms as specified in the Transfer Notice, a number of shares equal to (and not less than) the product obtained by multiplying (i) the quotient determined by dividing (A) the number of shares of Common Stock held by such Purchaser (for this purpose, including all shares of Common Stock that were issued, or are issuable, upon conversion of shares of Preferred Stock and exercise of Derivative Securities held by such Purchaser), by (B) the aggregate number of shares of Common Stock held by the Transferring Stockholder (or Common Stock issued or issuable upon the conversion of the shares of capital stock held by such Transferring Stockholder) and all Purchasers electing to participate (for this purpose, including all shares of Common Stock that were issued, or are issuable, upon conversion of shares of Preferred Stock and exercise of Derivative Securities held by such Purchasers), by (ii) the aggregate number of shares to be sold in the contemplated Transfer. The Transferring Stockholder will be entitled to sell in the contemplated Transfer the balance of the shares proposed to be so sold. The Transferring Stockholder shall use his or her best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Purchasers in any contemplated Transfer and shall not Transfer any shares to such prospective transferee(s) unless such prospective transferee(s) allows the participation of the Purchasers on the terms specified herein. Subject to the foregoing, the Transferring Stockholder may, within 90 days after the expiration of the 30-day period referred to above, transfer the Offered Securities (reduced by the number of shares of stock with respect to which any of the Purchasers have elected to participate, if any) to the transferee(s) identified in the Transfer Notice at a price and on terms no more favorable to the Transferring Stockholder than specified in the Transfer Notice; PROVIDED, that such transferee(s) shall first execute and deliver to the Company a written agreement to be bound by all of the provisions of this Agreement applicable to the Transferring Stockholder(s) and naming the Purchasers as intended third-party beneficiaries of such agreement. However, if such Transfer is not consummated within such 90-day period, the Transferring Stockholder shall not transfer any of the Offered Securities as have not been purchased within such period without again complying with all of the provisions of this Section 3.

         (c) MULTIPLE SERIES, CLASSES OR TYPES OF STOCK. If the Offered Securities consist of more than one series, class or type of equity security, each of the Purchasers will have the right to transfer hereunder such Purchaser's PRO RATA share of each such series, class or type of equity security; provided, however, that (i) if such Purchaser does not hold any of such series, class or type of equity security proposed to be transferred, and the proposed transferee or transferees are not willing to purchase some other series, class or type of equity security from such Purchaser as part of such Purchaser's PRO RATA share, or (b) if the proposed transferee or transferees are not willing to purchase any equity securities from such Purchaser (the consummation of a Transfer under each such circumstance being referred to herein as an "INCOMPLETE CO-SALE"), then such Purchaser shall have the Put Right set forth in Section 3(d).

         (d) REFUSAL TO TRANSFER AND PUT RIGHT. If a Transferring Stockholder transfers Common Stock or other equity securities in contravention of the co-sale rights set forth in


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                                       -7-


Section 3(b) (a "PROHIBITED Transfer") or is deemed to have engaged in a Prohibited Transfer pursuant to Section 3(a) hereof, or if any Incomplete Co-Sale occurs with respect to a Purchaser, then any Purchaser (but only a Purchaser) may require such Transferring Stockholder to purchase from such Purchaser, for cash or such other consideration as the Transferring Stockholder received in the Prohibited Transfer or Incomplete Co-Sale, that number of shares of Common Stock or other equity securities having a purchase price equal to the aggregate purchase price such Purchaser would have received in connection with such Prohibited Transfer or Incomplete Co-Sale if such Purchaser had exercised and been able to consummate such co-sale pursuant to Section 3(b) (the "PUT RIGHT"). Such Put Right may be exercised at any time by delivery of a written notice to the Transferring Stockholder and the Company (a "PUT NOTICE") within ten days after such Purchaser becomes aware of the Prohibited Transfer or Incomplete Co-Sale. The closing of such sale to the Transferring Stockholder under such Put Right will occur within seven (7) days after the date of such Put Notice. Notwithstanding the foregoing provisions of this Section 3(d), if the Prohibited Transfer is one of a series of transactions to which Section 3(a) applies, but which occurred prior to the provision of any Transfer Notice with respect thereto, then: (a) the Company will promptly give to each Transferring Stockholder in such earlier transaction or transactions a notice that such Transferring Stockholder is required to give, within ten days, to the Company and the Purchasers (and such Transferring Stockholder will be required to give such notice within such ten-day period) a written notice signed by the Transferring Stockholder (the "TRANSFERRING STOCKHOLDER PUT NOTICE") stating, with respect to such earlier transaction, the information provided for in
Section 3(a); (b) each Purchaser may exercise its Put Right with respect to such earlier transaction by delivering a Put Notice to the Transferring Stockholder and the Company within ten (10) days after such Transferring Stockholder Put Notice is given; and (c) the closing of the sale by the Transferring Stockholder under such Put Right will occur within seven (7) days after the date of such Put Notice.

         4.       FIRST REFUSAL AND CO-SALE RIGHTS AS TO FOUNDERS TRANSFERS

         (a) TRANSFER NOTICE. At least 45 days prior to any proposed Transfer (other than a Permitted Transfer) by a Founder of any shares of any class(es) or series of capital stock of the Company in one transaction or as a result of a series of transactions, such Founder (the "TRANSFERRING FOUNDER") shall give notice (the "FOUNDERS TRANSFER NOTICE") to each other Founder, the Company, the Series A Stockholders, the Series B Stockholders and each of the Purchasers, in accordance with Section 9.2 hereof, setting forth (i) the number and class of equity securities proposed to be transferred or sold by the Transferring Founder (the "FOUNDERS OFFERED SECURITIES"), (ii) the anticipated date of the proposed Transfer and the names and addresses of the proposed transferees, and (iii) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such Transfer.

         (b) PURCHASERS' OPTIONS AND RIGHTS. Upon the giving of any Founders Transfer Notice, then subject to all of the provisions of this Section 4, (v) the Company, (w) each Founder other than the Transferring Founder (the "BUYING FOUNDER"), (x) each Series A


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                                       -8-


Stockholder, (y) each Series B Stockholder and (z) each Purchaser (each of the persons in clauses (v)-(z), a "PURCHASING PARTY" or collectively, the "PURCHASING PARTIES") will or may, as applicable, have certain options and rights as follows.

                  (i) RIGHTS OF FIRST REFUSAL. Each Purchasing Party will have the option, but not the obligation, to purchase up to that portion of the Founders Offered Securities, on the same terms as are specified in the Founders Transfer Notice, including any deferred payment terms, PROVIDED, that the Purchasers will have the right to substitute cash in the amount of the fair market value of any non-cash consideration proposed to be received from the proposed transferees, as shall equal the product obtained by multiplying (A) the quotient obtained by dividing (I) the number of shares of Common Stock held by such Purchasing Party (for this purpose, including all shares of Common Stock that were issued to or that are issuable upon conversion of shares of stock held by such Purchasing Party) by (II) the aggregate number of shares of Common Stock held by all Purchasing Parties electing to purchase (for this purpose, including all shares of Common Stock issued to or that are issuable upon conversion of shares of Preferred Stock and exercise of Derivative Securities held by such Purchasing Parties) by (B) the number of Founders Offered Securities. Within 30 days after the effective date of the Founders Transfer Notice, each of the Purchasing Parties will give written notice to the Transferring Founder stating whether it elects to exercise such option, and if so, as to how many of the Founders Offered Securities it elects to exercise such option. Failure by any Purchasing Party to give such notice within such time period will be deemed an election by it not to exercise its option. The closing of the purchase and sale of the Founders Offered Securities to the Purchasing Parties will take place as soon as is reasonably practicable at such date, time, and place as the Purchasing Parties may reasonably determine. As to any Founders Offered Securities that the Purchasing Parties do not elect to purchase hereunder, subject to the provisions of Section 4(b)(ii) hereof, the Transferring Founder will thereafter be free for a period of 90 days after expiration of the 30-day period referred to above to consummate the Transfer described in the Founders Transfer Notice to the transferee(s) specified therein, at the price and on the other terms set forth therein; PROVIDED, that such transferee(s) first execute(s) and deliver(s) to the Company a written agreement to be bound by all of the provisions of this Section 4) and naming the Purchasing Parties as intended third-party beneficiaries of such agreement. However, if such Transfer is not consummated within such 90-day period, the Transferring Founder will not Transfer any of the Founders Offered Securities as have not been purchased within such period without again complying with all of the provisions of this
Section 4.

                  (ii) CO-SALE RIGHTS. Upon receipt of a Founders Transfer Notice, each of the Purchasing Parties (other than any Purchasing Party who has elected to purchase any of the Founders Offered Securities pursuant to Section 4(b)(i) hereof and other than the Company) may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Founder within 30 days after the effective date of such Founders Transfer Notice. Each of the Purchasing Parties so electing (each a "SELLING PARTY" and collectively the "SELLING PARTIES") will be entitled to sell in the contemplated Transfer, at the same price and on the same terms as specified in the Founders Transfer Notice, a number of shares of Common Stock equal to (and not less than) the product obtained by multiplying (i) the


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                                       -9-


quotient determined by dividing (A) the number of shares of Common Stock held by each such Selling Party (for this purpose, including all shares of Common Stock that were issued to or that are issuable upon conversion of shares of stock and exercise of Derivative Securities held by such Selling Parties), by (B) the aggregate number of shares of Common Stock held by the Transferring Founder (including all shares of Common Stock issuable upon conversion of the shares of Preferred Stock held by such Transferring Founder) and all other Selling Parties (for this purpose, including all shares of Common Stock that were issued to or are issuable upon conversion of shares of Preferred Stock and exercise of Derivative Securities held by such Selling Parties), by (ii) the aggregate number of shares to be sold in the contemplated Transfer. The Transferring Founder will be entitled to sell in the contemplated Transfer the balance of the shares of the shares proposed to be so sold. The Transferring Founder shall use his or her best efforts to obtain the agreement of the prospective transferee(s) to the participation of each Selling Party in any contemplated Transfer and shall not Transfer any shares to such prospective transferee(s) unless such prospective transferee(s) allows the participation of each Selling Party on the terms specified herein. Subject to the foregoing and to the provisions of
Section 4(b)(i) above, the Transferring Founder may, within 90 days after the expiration of the 30-day period referred to above, transfer the Founders Offered Securities (reduced by the number of shares of stock with respect to which any of the Selling Parties have elected to participate, if any) to the Purchasing Parties and/or the transferee(s) identified in the Founders Transfer Notice at a price and on terms no more favorable to the Transferring Founder than specified in the Transfer Notice; PROVIDED, that such transferee(s) shall first execute and deliver to the Company a written agreement to be bound by all of the provisions of this Agreement applicable to the Transferring Founder(s) and naming the Purchasing Parties as intended third-party beneficiaries of such agreement. However, if such Transfer is not consummated within such 90-day period, the Transferring Founder shall not transfer any of the Founders Offered Securities as have not been purchased within such period without again complying with all of the provisions of this Section 4.

         (c) MULTIPLE SERIES, CLASSES OR TYPES OF STOCK. If the Founders Offered Securities consist of more than one series, class or type of equity security, each of the Purchasers will have the right to transfer hereunder such Purchaser's PRO RATA share of each such series, class or type of equity security; provided, however, that (i) if such Purchaser does not hold any of such series, class or type of equity security proposed to be transferred, and the proposed transferee or transferees are not willing to purchase some other series, class or type of equity security from such Purchaser as part of such Purchaser's PRO RATA share, or (b) if the proposed transferee or transferees are not willing to purchase any equity securities from such Purchaser (the consummation of a Transfer under each such circumstance being referred to herein as an "INCOMPLETE FOUNDERS CO-SALE"), then such Purchaser shall have the Limited Put Right set forth in Section 4(d).

         (d) LIMITED PUT RIGHT. If a Transferring Founder transfers Common Stock or other equity securities in contravention of the co-sale rights set forth in
Section 4(b)(ii) (a "PROHIBITED FOUNDERS TRANSFER"), or if any Incomplete Founders Co-Sale occurs with respect to a Purchaser, then any Purchaser (but only a Purchaser) may require such Transferring


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                                       -10-


Founder to purchase from such Purchaser, for cash or such other consideration as the Transferring Founder received from the Prohibited Founders Transfer or from the Incomplete Founders Co-Sale, that number of shares of Common Stock or other equity securities having a purchase price equal to the aggregate purchase price such Purchaser would have received in connection with such Prohibited Founders Transfer or Incomplete Founders Co-Sale if such Purchaser had exercised and been able to consummate such co-sale pursuant to Section 4(b)(ii) (the "LIMITED PUT RIGHT"). Such Limited Put Right may be exercised at any time by delivery of a written notice to the Transferring Founder and the Company (a "LIMITED PUT NOTICE") within ten days after such Purchaser becomes aware of the Prohibited Founders Transfer or the Incomplete Founders Co-Sale. The closing of such sale to the Transferring Founder under such Limited Put Right will occur within seven days after the date of such Limited Put Notice.

         5.       PROCEDURES FOR INVOLUNTARY TRANSFERS.

         (a) TRANSFER UPON DEATH. This Agreement shall not be construed to prevent a transfer of any equity securities of the Company by an Individual Stockholder by will or intestate succession, PROVIDED that the person so acquiring such securities (a "TRANSFEREE UPON DEATH") immediately notifies the Company of such acquisition and executes and delivers to the Company an agreement to be bound by all of the provisions of this Agreement applicable to such applicable Individual Stockholder and naming the Purchasers as intended third-party beneficiaries of such agreement, and PROVIDED, FURTHER, that the Company and the Purchasers shall have the option to purchase from such acquiring person the securities so acquired as if, and upon the same terms and conditions as if, at the time of such acquisition such acquiring person had given a Transfer Notice or Founders Transfer Notice in accordance with the provisions of
Section 3 or 4, as applicable, of this Agreement, stating a price equal to the Fair Market Value of such securities (as determined in accordance with Section 5(c) below).

         (b) TRANSFERS BY OPERATION OF LAW. In the event that any Existing
Stockholder: (i) files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors, (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to any equity securities of the Company and such involuntary petition or assignment or attachment is not discharged within 90 days, or (iii) is subjected to any other possible transfer of any equity securities of the Company by operation of law, including without limitation an assignment pursuant to a divorce decree or other similar proceeding, then such Existing Stockholder shall notify the Company and each Purchaser of such event and the Company and each Purchaser shall have an option to purchase from any receiver, petitioner, assignee, transferee, or other person obtaining an interest in such equity securities (a "TRANSFEREE BY LAW") all or any portion of such equity securities and all interests therein as if, and upon the same terms and conditions as if, at the time of such event such Transferee by Law had given a Transfer Notice or Founders Transfer Notice in accordance with the provisions of Section 3 or 4, as applicable, of this Agreement, stating a price equal to the Fair Market Value of such equity securities (as determined in accordance with Section 5(c) below).

         (c) DETERMINATION OF FAIR MARKET VALUE. For the purposes of this Agreement only, the "FAIR MARKET VALUE" of securities of the Company shall be determined as follows. The Company and the Transferee Upon Death or Transferee By Law (as the case may be) (each an "INVOLUNTARY TRANSFEREE") shall in good faith attempt to agree upon the fair market value of such securities. "Fair Market Value" shall in all cases be calculated on the assumption of an arms'-length sale at open market value (taking into account any discount applicable to a minority interest and/or illiquidity). If such Fair Market Value has not been agreed upon within 30 days after the date of the deemed Transfer Notice or Founders Transfer Notice, then within five days after the end of that 30-day period, the Company, the Purchasers, and the Involuntary Transferee shall in good faith agree upon and appoint an appraiser. Within 60 days after such appointment, the appraiser shall submit to the Company, the Purchasers, and the Involuntary Transferee a written appraisal of the Fair Market Value, which shall be conclusive. Each of the Company and the Involuntary Transferee shall be responsible for one-half of the fees and expenses of such appraiser.

         6.       PRE-EMPTIVE RIGHTS.

         6.1. PRE-EMPTIVE RIGHTS. Subject to the exclusions set forth in Section
6.3 of this Agreement, and to the provisions of the following sentence in this
Section 6.1, if at any time after the Closing and prior to a Qualified Public Offering, the Company authorizes the offer, issuance, or sale, or offers, issues or sells to any Person (the "OFFEREE") any shares of Common Stock, Derivative Securities or any other securities of the Company (whether as newly issued shares or other securities or from the Company's treasury), the Company will first offer to sell, by written notice, to each Purchaser and Series B Stockholder a portion (such person's "PORTION") of such shares or securities authorized to be offered, issued or sold, or proposed to be offered, issued or sold equal to the product obtained by multiplying (i) the number of such shares or securities authorized to be offered, issued or sold, or proposed to be offered, issued or sold by the Company, by (ii) the quotient obtained by dividing (A) the number of shares of Common Stock held by such Purchaser or Series B Stockholder (for this purpose, including all shares of Common Stock that were issued to or are issuable upon conversion of shares of Preferred Stock and exercise of Derivative Securities held by such Purchaser or Series B Stockholder), by (B) the sum of (I) the aggregate number of shares of Common Stock issued and outstanding as of such date and (II) the aggregate number of shares of Common Stock issuable upon conversion of all outstanding shares of Series B Preferred Stock and Series D Preferred Stock plus the number of shares of Common Stock issuable upon conversion of all of the Derivative Securities held by each Purchaser and Series B Stockholder.

         6.2. PROCEDURE. Each Purchaser and Series B Stockholder will be entitled (but not obligated) to purchase all or part of such person's Portion at the same price and on the same terms as such stock or securities are to be offered to the Offeree. Each such person may exercise such purchase rights within 30 days after receipt of written notice from the

Company describing in reasonable detail the stock or securities to be offered to the Offeree, the purchase price thereof, the payment terms, and such person's percentage allotment. If any person fails in whole or in part to exercise the purchase rights hereunder within such 30-day period (other than by reason of the Company's failure to comply with the provisions of this Section 6), then each (other) Purchaser (but only a Purchaser) shall have the right to acquire such Portion (which right may be exercised by any such Purchaser by indication in such Purchaser's notice to the Company of its exercise of purchase rights hereunder its desire to acquire additional securities, or otherwise). If oversubscribed for, any such Portion not purchased by the person initially entitled thereto shall be allocated among the (other) Purchasers desiring to acquire such Portion PRO RATA in proportion to the numbers of shares of Common Stock held by each such (other) Purchaser (including shares of Common Stock issuable upon conversion or exchange or exercise, directly or indirectly, of Preferred Stock and Derivative Securities held by such (other) Purchaser). The Company may sell so much, and only so much, of any Portion as to which no Purchasers, having been offered the right to purchase such Portion in accordance with all of the provisions of this Section 6, have exercised such purchase rights, to the Offeree at the same price and on the same terms as those offered to such holder, PROVIDED, that in the event that the whole of each Purchaser's Portion of such securities is not sold to the Offeree within 60 days following the lapse of the 30-day exercise period provided to the Purchasers, such unsold securities will once again be subject to the purchase rights hereunder. In the event that shares of Common Stock or Derivative Securities are authorized to be issued and sold by the Company for services, property, or other non-cash consideration, each Purchaser will be allowed to participate in such issue and sale by substituting cash in the amount of the fair market value, per share, of such non-cash consideration.

         6.3. EXCLUDED TRANSACTIONS. The prohibitions and rights provided in this Section 6 will not apply to (i) shares of Common Stock issued by the Company pursuant to stock dividends, stock splits, recapitalizations, and similar transactions; (ii) shares of Common Stock issued upon conversion or exchange, directly or indirectly, of any shares of Preferred Stock, including the Series D Preferred Stock, the Series C Preferred Stock, the Series B Preferred Stock and the Series A Preferred Stock, and upon the exercise of the Warrants, (iii) options to purchase Common Stock, pursuant to the Company's 1996 Stock Option Plan or pursuant to any employee benefit plan approved by the Board of Directors, and any shares of Common Stock issued upon the exercise thereof;
(iv) up to 56,296 shares of Series C Preferred Stock issued upon the exercise of warrants issued to Silicon Valley Bank; (v) up to 425,532 shares of Series B Preferred Stock issued upon the exercise of warrants issued to SOFTBANK Ventures, Inc.; and (vi) warrants issued to commercial lenders solely in connection with the establishment of a working capital line and the issuance of stock upon the exercise thereof and not to exceed 200,000 shares.

         7. RESTRICTIVE LEGENDS. For so long as this Agreement remains in effect, the Company will use its best efforts to ensure that the certificates representing any shares of capital stock or other securities of the Company held by any Stockholder bear restrictive legends in substantially the following form:

         "The securities represented by this certificate are subject to certain restrictions with respect to the voting and the transfer of such securities set forth in a Stockholders Agreement, dated as of August 18, 1998, by and among the issuer of such securities and the registered holder of this certificate (or such holder's predecessor-in-interest) and certain others. A copy of such agreement is on file and may be inspected by the registered holder of this certificate at the principal executive office of the issuer."

         8. TERMINATION OF RESTRICTIONS. This Agreement, and all restrictions on transfer contained herein, will terminate immediately upon the closing of the first to occur of (i) a Qualified Public Offering (as defined in the Purchase Agreement), or (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets or more than 50% of the voting equity securities to one or more Persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions, whether effected through a merger, consolidation, sale of assets or securities, or otherwise. No such termination shall affect the rights or liabilities of any Person in respect of any breach of this Agreement prior to such termination.

         9.       MISCELLANEOUS PROVISIONS.

         9.1.     AMENDMENTS, CONSENTS, WAIVERS, ETC.

         (a) This Agreement or any provision hereof may be amended or terminated by the agreement of the Company, Purchasers holding at least a majority of the outstanding shares of Series D Preferred Stock then held by Purchasers, and Existing Stockholders holding at least a majority of the shares of Common Stock (on an as-converted basis) then held by Existing Stockholders (except that any amendments adversely affecting the rights of the Bain Parties, without similarly affecting the rights of the other Purchasers, must be approved by the Bain Parties holding at least a majority of the shares of Common Stock (on an as-converted basis) then held by the Bain Parties and any amendments adversely affecting the rights of the Tudor Parties, without similarly affecting the rights of the other Purchasers, must be approved by the Tudor Parties holding at least a majority of the shares of Common Stock on an as-converted basis) then held by the Tudor Parties); and the observance of any provision of this Agreement that is for the benefit of the Purchasers may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval, or other action to be given or taken by the Purchasers pursuant to this Agreement may be given or taken by the consent of the holders of at least a majority of the holders of Series D Preferred Stock; PROVIDED, HOWEVER, that any Purchaser may in writing waive, as to itself only, the benefits of any provision of this Agreement.

         (b) No course of dealing between or among any of the parties to this Agreement shall operate as a waiver of any rights under this Agreement. No waiver of any breach or default hereunder shall be valid unless in a writing signed by the waiving party. No failure or other delay by any Person in exercising any right, power, or privilege hereunder shall be or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         9.2. NOTICES. All notices, requests, payments, instructions or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given, if (i) delivered personally (effective upon delivery), (ii) by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees overnight delivery (effective the next business day), or (iv) dispatched by telecopier (if the telecopy is in complete, readable form, effective upon dispatch), at the appropriate and applicable address appearing in the books and records of the Company.

         9.3. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. In pleading or proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         9.4. CAPTIONS. The captions of sections or subsections of this Agreement are for reference only and shall not affect the interpretation or construction of this Agreement.

         9.5. BINDING EFFECT AND BENEFITS; ASSIGNMENT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Purchasers' benefit as the holders of any Purchased Securities shall inure to the benefit of all permitted transferees of Purchased Securities. Except as specifically permitted hereby, no party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the Company and the holders of a majority of the outstanding shares of Series D Preferred Stock (or of Common Stock, issued or issuable upon conversion thereof), and any attempted assignment or delegation without such consent shall be void and of no effect. Nothing in this Agreement shall confer any rights or remedies on any Person other than the parties hereto and their respective successors and permitted assigns.

         9.6. CONSTRUCTION. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         9.7. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement among the parties with respect to the matters contained herein, or between or among any of them, and replaces and supersedes any prior understandings or agreements between or among any of them, with respect to the subject matter hereof, including that certain Stockholders Agreement, dated as of December 23, 1996, as amended, by and among the Company, the Founders, the Series A Stockholders, the Series B Stockholders and the other persons listed therein and Section 7.2 of that certain Series B Preferred Stock Purchase Agreement, dated as of December 23, 1996, by and among the Company and the Series B Stockholder.

         9.8. SEVERABILITY. No invalidity or unenforceability of any section of this Agreement or any portion thereof shall affect the validity or enforceability of any other section or the remainder of such section.

         9.9. EQUITABLE RELIEF. Each of the parties acknowledges that any breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them shall be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

         9.10. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law).

         IN WITNESS WHEREOF, each of the parties has executed this Stockholders Agreement as an agreement under seal on and as of the date first above written.

                             ART TECHNOLOGY GROUP, INC.

                             By   /s/ Jeet Singh
                               ----------------------------------------
                               Name:
                               Title:  President/CEO

                             SERIES D STOCKHOLDERS

                             TUDOR PRIVATE EQUITY FUND, L.P.


                             By /s/ Robert P. Forlenza
                                ---------------------------------------
                             Name:  Robert P. Forlenza
                             Title: Managing Director
                                Tudor Global Trading LLC as General Partner

                             RAPTOR GLOBAL FUND, L.P.


                             By /s/ Robert P. Forlenza
                                ---------------------------------------
                             Name:  Robert P. Forlenza
                             Title: Managing Director
                                 Tudor Investment Corporation as General Partner


                             RAPTOR GLOBAL FUND, LTD.


                             By: /s/ Robert P. Forlenza
                                 --------------------------------------
                             Name:   Robert P. Forlenza
                             Title:  Managing Director
                                   Tudor Investment Corporation as Investment
                             Advisor

                             SERIES B STOCKHOLDER


                             SOFTBANK VENTURES, INC.


                             By: /s/ Yoshitaka Kitao
                                 -------------------------------------
                             Name:   Yoshitaka Kitao
                             Title:  President and CEO

                                AS TO ALL SECTIONS (OTHER THAN
                                SECTION 6):

                                SERIES A STOCKHOLDERS


                                MANDANJEET SINGH

                                 /s/ Mandanjeet Singh
                                ----------------------------------------



                                   B.U. CHUNG

                                 /s/ B.U. Chung
                                ----------------------------------------

                               AS TO ALL SECTIONS (OTHER THAN
                               SECTIONS 3 AND 6):

                               FOUNDERS


                               MAHENDRAJEET SINGH

                               /s/ Mahendrajeet Singh
                               --------------------------------------



                               JOSEPH CHUNG

                               /s/ Joseph Chung
                               ---------------------------------------

                               AS TO ALL SECTIONS (OTHER THAN
                               SECTIONS 4 AND 6):

                               SERIES C STOCKHOLDERS


                                /s/ Trygve E. Myhven
                               ---------------------------------------
                               Trygve E. Myhven


                                 /s/ Bradley Lubin
                                --------------------------------------
                                     Bradley Lubin


                                 /s/ Stephen Hamblett
                                --------------------------------------
                               The Hamblett Long Range Partnership
                               By:
                               Name:  Stephen Hamblett
                               Title: General Partner


                                /s/ Jon P. Goodman
                               ---------------------------------------
                               Jon P. Goodman


                                /s/ Henry P. Becton, Jr. Trust
                               ---------------------------------------
                                /s/ Henry P. Becton, Jr. Trustee
                               ---------------------------------------
                               Henry P. Becton, Jr. Trust


                                /s/ Clifford Family Limited Partnership
                               ----------------------------------------
                               Clifford Family Limited Partnership
                               By: /s/ Patricia A. McCarthy
                               Name:   Patricia A. McCarthy
                               Title:  Trustee


                                /s/  John C. Textor
                               ---------------------------------------
                               Wyndcrest ATG Holdings, Ltd.
                               By:
                               Name:  John C. Textor
                               Title: General Partner

                                /s/ Thomas N. Matlack
                               ----------------------------------------
                               Thomas N. Matlack


                                /s/ Hasanain Panju
                                --------------------------------------
                                Hasanain Panju


                                /s/ Michael Margolis
                                --------------------------------------
                                Michael Margolis


                                /s/ Pratap Talwar
                                --------------------------------------
                                Pratap Talwar


                                /s/ Jane Thompson
                                --------------------------------------
                                Jane Thompson


                                /s/ Scott A. Jones
                                --------------------------------------
                                Scott A. Jones


                               /s/ P.R. Wilmerding
                               ---------------------------------------
                               Osprey Venture Capital Limited Partnership
                               By:
                               Name:  P.R. Wilmerding
                               Title: General Partner


                               ---------------------------------------


                               ---------------------------------------

                                   SCHEDULE 1
                          LIST OF SERIES C STOCKHOLDERS

Trygve E. Myhren
Bradley Lubin
The Hamblett Long Range Partnership
Jon P. Goodman
Henry P. Becton Jr. Trust
Clifford Family Limited Partnership
Wyndcrest ATG Holdings, Ltd.
Thomas N. Matlack
Hasanain Parju
Michael Margolis
Pratap Talwar
Jane Thompson
Scott A. Jones
Osprey Venture Capital Limited Partnership

                                                               SCHEDULE 2
                                                               TO STOCKHOLDERS
                                                               AGREEMENT


                             INSTRUMENT OF ACCESSION

         Reference is made to that certain Stockholders Agreement dated as of August 18, 1998, a copy of which is attached hereto (as amended and in effect from time to time, the "STOCKHOLDERS AGREEMENT"), among Art Technology Group, Inc. (the "COMPANY") and the Stockholders (as defined therein).

         The undersigned, _____________________, in order to become the owner or holder of ______ shares of the _________ Stock, $0.01 par value per share (the "SHARES"), of the Company, hereby agrees that by execution hereof the undersigned is a [Purchaser]/[Series A Stockholder]/[Series B Stockholder]/[Series C Stockholder] party to the Stockholders Agreement subject to all of the restrictions and conditions set forth in such Stockholders Agreement, and all of the Shares purchased by the undersigned in connection herewith (and any and all shares of stock of the Company issued in respect thereof) are subject to all the restrictions and conditions applicable thereto as set forth in the Stockholders Agreement. This Instrument of Accession shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of Delaware.

                                       Signature:
                                                 -------------------------------

                                         Address:
                                                 -------------------------------
                                                 -------------------------------
                                                 -------------------------------

                                            Date:
                                                 -------------------------------


Accepted:

ART TECHNOLOGY GROUP, INC.


By:
   ------------------------------------
Date:
     ----------------------------------

                               FIRST AMENDMENT TO
                             STOCKHOLDERS' AGREEMENT

         This FIRST AMENDMENT, dated as of September 10, 1998 (the "AMENDMENT"), is by and among Art Technology Group, Inc., a Delaware corporation (the "COMPANY") and the shareholders of the Company listed on the signature pages hereto (the "STOCKHOLDERS"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Stockholders Agreement (as defined below).

         WHEREAS, the Company and the Stockholders are party to that certain Stockholders Agreement, dated as of August 18, 1998 (the "STOCKHOLDERS AGREEMENT"); and

         WHEREAS, the parties have agreed to amend the Stockholders Agreement.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Company and the Stockholders hereby agree as follows:

         1. AMENDMENT TO STOCKHOLDERS AGREEMENT. Each of the parties hereto hereby agrees that Section 9.1(a) of the Stockholders Agreement is hereby amended and restated to read in its entirety as follows:

         "(a) This Agreement or any provision hereof may be amended or terminated by the agreement of the Company, Purchasers holding at least a majority of the outstanding shares of Series D Preferred Stock then held by Purchasers, and Existing Stockholders holding at least a majority of the shares of Common Stock (on an as-converted basis) then held by Existing Stockholders (except that (i) any amendments adversely affecting the rights of the Bain Parties, without similarly affecting the rights of the other Purchasers, must be approved by the Bain Parties holding at least a majority of the shares of Common Stock (on an as-converted basis) then held by the Bain Parties, any amendments adversely affecting the rights of the Tudor Parties, without similarly affecting the rights of the other Purchasers, must be approved by the Tudor Parties holding at least a majority of the shares of Common Stock on an as-converted basis) then held by the Tudor Parties, and (iii) any amendments adversely affecting the rights of GMN Investors II, L.P. and its affiliates, without similarly affecting the rights of the other Purchasers, must be approved by GMN Investors II, L.P.); and the observance of any provision of this Agreement that is for the benefit of the Purchasers may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval, or other action to be given or taken by the Purchasers pursuant to this Agreement may be given or taken by the consent of the holders of at least a majority of the holders of Series D Preferred Stock; PROVIDED, HOWEVER, that any Purchaser may in writing waive, as to itself only, the benefits of any provision of this Agreement."

         2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the execution of this Amendment by each of the Company and the requisite number of Stockholders as is required by the terms of the Stockholders Agreement to render this Amendment effective.

         3. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Stockholders Agreement remain unchanged, and the terms and conditions of the Stockholders Agreement as amended hereby remain in full force and effect.

         4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         5. MISCELLANEOUS. This Amendment shall be deemed to be a contract under seal under the laws of the State of Delaware and shall for all purposes be construed in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                 ART TECHNOLOGY GROUP, INC.

                                 By  /s/ Jeet Singh
                                   ---------------------------------
                                   Name:
                                   Title:

                                 SERIES D STOCKHOLDERS

                                 TUDOR PRIVATE EQUITY FUND, L.P.


                                 By /s/ Robert P. Forlenza
                                   -----------------------------------
                                     Name:  Robert P. Forlenza
                                     Title: Managing Partner
                           Tudor Global Trading LLC as General Partner


                                 RAPTOR GLOBAL FUND, L.P.

                                 By: /s/ Robert P. Forlenza
                                    ----------------------------------
                                     Name:  Robert P. Forlenza
                                     Title: Managing Partner
                       Tudor Investment Corporation as General Partner


                                 RAPTOR GLOBAL FUND, LTD.

                                 By: /s/ Robert P. Forlenza
                                    ----------------------------------
                                    Name:  Robert P. Forlenza
                                    Title: Managing Partner
                 Tudor Investment Corporation as Investment Advisor


                                 SERIES B STOCKHOLDER


                                 SOFTBANK VENTURES, INC.


                                 By:
                                    ----------------------------------
                                 Name:
                                 Title:

                                 SERIES A STOCKHOLDERS


                                 MANDANJEET SINGH

                                 -------------------------------------



                                 B.U. CHUNG

                                 -------------------------------------


                                 FOUNDERS


                                 MAHENDRAJEET SINGH

                                 /s/ Mahendrajeet Singh
                                 --------------------------------------


                                 JOSEPH CHUNG

                                 /s/ Joseph T. Chung
                                 --------------------------------------


                                 SERIES C STOCKHOLDERS


                                 -------------------------------------
                                 Trygve E. Myhven


                                  ------------------------------------
                                  Bradley Lubin

                                 -------------------------------------
                                 The Hamblett Long Range Partnership
                                 By:
                                 Name:
                                 Title:


                                 -------------------------------------
                                 Jon P. Goodman


                                 -------------------------------------
                                 Henry P. Becton, Jr. Trust


                                 -------------------------------------
                                 Clifford Family Limited Partnership
                                 By:
                                 Name:
                                 Title:


                                 -------------------------------------
                                 Wyndcrest ATG Holdings, Ltd.
                                 By:
                                 Name:
                                 Title:


                                 -------------------------------------
                                 Thomas N. Matlack


                                 -------------------------------------
                                 Hasanain Parju


                                 -------------------------------------
                                 Michael Margolis


                                 -------------------------------------
                                 Pratap Talwar

                                 -------------------------------------
                                 Jane Thompson


                                 -------------------------------------
                                 Scott A. Jones


                                 -------------------------------------
                                 Osprey Venture Capital Limited Partnership
                                 By:
                                 Name:
                                 Title:


                                 -------------------------------------


                                 -------------------------------------